UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): May 15, 2023

DMC Global Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-14775	84-0608431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11800 Ridge Parkway, Suite 300, Broomfield, Colorado 80021
(Address of Principal Executive Offices, Including Zip Code)

(303) 665-5700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.05 Par Value	BOOM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed as an amendment of and supplement to the Current Report on Form 8-K filed by DMC Global Inc. (the “Company”) on May 16, 2023 (the “Original Report”). The Original Report was filed to report, among other things, the filing with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) of an amendment to the Company’s Amended and Restated Certificate of Incorporation to exculpate the Company’s officers from certain potential monetary liabilities as permitted by Delaware law (the “Charter Amendment”).

This Amendment amends the Original Report to disclose that the Company has filed a Certificate of Correction (the “Certificate of Correction”) with the Delaware Secretary of State as described below.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 15, 2023, following the Company’s Annual Meeting of Stockholders (the “2023 Annual Meeting”), the Company filed the Charter Amendment with the Delaware Secretary of State. On August 14, 2024, the Company filed the Certificate of Correction with the Delaware Secretary of State to undo the Charter Amendment. As described in Amendment No. 1 to the Company’s Current Report on Form 8-K filed earlier today, the requisite votes were not in fact obtained at the 2023 Annual Meeting to approve the Charter Amendment, so the Company is reversing those changes and the Charter Amendment is deemed null and void. As a result of the Certificate of Correction, the Company’s Amended and Restated Certificate of Incorporation filed on November 4, 2016, as amended by the Certificate of Amendment of Amended and Restated Certificate of Incorporation dated June 13, 2022, and further amended by the Certificate of Designation, Rights and Preferences of Series B Participating Preferred Stock dated June 5, 2024, remains unchanged and in effect.

The foregoing description of the Certificate of Correction does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Correction, a copy of which is attached as Exhibit 3.1 to this Amendment and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit Number	Description
3.1	Certificate of Correction of Certificate of Amendment of DMC Global Inc. filed on August 14, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DMC Global Inc.

Dated:	August 15, 2024	By:	/s/ Michelle Shepston
Michelle Shepston
Executive Vice President, Chief Legal Officer and Secretary